SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934, as amended

                          Date of Report: July 2, 2003
                       (date of earliest event reported)



                      WACHOVIA ASSET SECURITIZATION, INC.
                      -----------------------------------
               (Exact name of Registrant as Specified in Charter)

    North Carolina            333-97457-03           56-1967773
    --------------           ------------            ----------
    (State or Other          (Commission          (I.R.S. Employer
    Jurisdiction of          File Number)      Identification Number)
    Incorporation)


                               One Wachovia Center
                            301 South College Street
                         Charlotte, North Carolina 28288
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-2702
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.    Other Events.
           ------------

On July 2, 2003, Wachovia Asset Securitization, Inc. caused the issuance and sale of the Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2, pursuant to an Indenture, dated as of July 2, 2003, among Wachovia Asset Securitization, Inc. 2003-HE2 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          4.1 Servicing Agreement, dated as of July 2, 2003, among Wachovia Bank, National Association, as Servicer and Paying Agent, the Wachovia Asset Securitization, Inc. 2003-HE2 Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

          4.2 Trust Agreement, dated as of July 2, 2003, between Wachovia Asset Securitization, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

          4.3 Indenture, dated as of July 2, 2003, among Wachovia Asset Securitization, Inc. 2003-HE2 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent.

          4.4 Auction Agent Agreement, dated as of July 2, 2003, among Wachovia Asset Securitization, Inc., as Holder of the Certificates, Wachovia
          Securities, Inc., as Auction Agent, and the U.S. Bank National Association, as Indenture Trustee.

          4.5 Broker-Dealer Agreement, dated as of July 2, 2003, among Wachovia Capital Markets, LLC, as Auction Agent, Wachovia Capital Markets, LLC, as Broker-Dealer and Wachovia Asset Securitization, Inc., as inital Holder of the Certificates.

          10.1 Mortgage Loan Purchase Agreement, dated as of July 2, 2003, between Wachovia Bank, National Association, as Seller and as Servicer, and Wachovia Asset Securitization, Inc., as Purchaser or Depositor.

          10.2 Note Guaranty Insurance Policy and Endorsement thereto issued by Financial Guaranty Insurance Company , relating to Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WACHOVIA ASSET SECURITIZATION, INC.



                               By: /s/Robert Perret
                                   ------------------------------------
                                   Name:  Robert Perret
                                   Title: Vice President

Date: July 2, 2003

                                 Exhibit Index

Exhibit Number      Description
--------------      -----------

 4.1 Servicing Agreement, dated as of July 2, 2003, among Wachovia Bank, National Association, as Servicer and Paying Agent, the Wachovia Asset Securitization, Inc. 2003-HE2 Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

 4.2 Trust Agreement, dated as of July 2, 2003, between Wachovia Asset Securitization, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

 4.3 Indenture, dated as of July 2, 2003, among Wachovia Asset Securitization, Inc. 2003-HE2 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent.

 4.4 Auction Agent Agreement, dated as of July 2, 2003, among U.S. Bank National Association, as Indenture Trustee, Wachovia Capital Markets, LLC, as Auction Agent and Wachovia Asset Securitization, Inc., as Holder of the Certificates.

 4.5 Broker-Dealer Agreement, dated as of July 2, 2003, among Wachovia Capital Markets, LLC, as Auction Agent, Wachovia Capital Markets, LLC, as Broker-Dealer and Wachovia Asset Securitization, Inc., as initial Holder of the Certificates.

 10.1 Mortgage Loan Purchase Agreement, dated as of July 2, 2003, between Wachovia Bank, National Association, as Seller and as Servicer, and Wachovia Asset Securitization, Inc., as Purchaser or Depositor.

 10.2 Note Guaranty Insurance Policy and Endorsement thereto issued by Financial Guaranty Insurance Company , relating to Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2.